Exhibit 13.2
PRINCIPAL FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Paul T. Reese, Chief Financial Officer, hereby certify, to my knowledge, that:
1. the Company’s annual report on Form 20-F for the year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2016

By:	/s/ Paul T. Reese
Name:	Paul T. Reese
Title:	Chief Financial Officer